SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box;

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Forward Looking Statements

This communication contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this communication that are not clearly historical in nature, including statements regarding business strategies, market potential, future financial performance, the effects of the separation of ADT from Tyco International plc (“Tyco”), and other matters, are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent, Parent Inc. or Parent LP to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to keep pace with the rapid technological and industry changes in order to develop or acquire new technologies for our products and services that achieve market acceptance with acceptable margins; competition in the markets we serve, including the home automation market, which may result in pressure on our profit margins and limit our ability to maintain the market share of our products and services; an increase in the rate of customer attrition, including impact to our depreciation and amortization expenses or impairment of assets related to our security monitoring services; changes in the housing market and consumer discretionary income; failure to maintain the security of our information and technology networks, including personally identifiable information and other data, our products may be subject to potential vulnerabilities of wireless and Internet of Things devices, and our services may be subject to hacking or other unauthorized access to control or view systems and obtain private information; our dependence on certain software technology that we license from third parties, and failure or interruption in products or services of third-party providers; interruption to our monitoring facilities; failure to realize expected benefits from acquisitions and investments; risks associated with pursuing business opportunities that diverge from our current business model; potential loss of customer generation strategies through our independent, third party authorized dealers and affinity marketing programs; risks associated with acquiring and integrating customer accounts; unauthorized use of our brand name by third parties; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco and other third parties; failure to enforce our intellectual property rights; allegations that we have infringed the intellectual property rights of third parties; failure of our independent, third party authorized dealers to mitigate certain risks; failure to continue to execute a competitive, profitable pricing structure; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; current and potential securities litigation; increase in government regulation of telemarketing, e-mail marketing and other marketing methods may increase our costs and restrict growth of our business; changes in U.S. and non-U.S. governmental laws and regulations; imposition by local governments of assessments, fines, penalties and limitations on either us or our customers for false alarms; refusal to respond to calls from monitored security service companies, including us, by police departments in certain U.S. and Canadian jurisdictions; our greater exposure to liability for employee acts or omissions or system failures; interference with our customers’ access to some of our products and services through the Internet by broadband service providers or potential change in government regulations relating to the internet; potential impairment of our deferred tax assets; inability to hire and retain key personnel, including an effective sales force; adverse developments in our relationship with our employees; capital market conditions, including availability of funding sources for us and our suppliers; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; impact of any material adverse legal judgments, fines, penalties or settlements; exposure to counterparty risk in our hedging agreements; fluctuations in foreign currency exchange rates; potential liabilities for legacy obligations relating to the separation from Tyco; volatility in the market price of our stock; and failure to fully realize expected benefits from the separation from Tyco.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this communication that looks towards future performance of the Company is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this communication. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our 2015 Form 10-K. There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2015 Form 10-K.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed acquisition of the Company by Parent. In connection with its annual meeting, the Company filed with the SEC a definitive proxy statement on Schedule 14A on January 22, 2016 and in connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the definitive proxy statement in connection with the solicitation of proxies for the annual meeting, the proxy statement in connection with the proposed acquisition of the Company by Parent when it becomes available and any other documents to be filed with the SEC in connection with the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger or incorporated by reference in the proxy statements because they will contain important information about the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger.

Investors will be able to obtain free of charge the proxy statements and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statements and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger will be set forth in the proxy statements and the other relevant documents filed or, to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016.

Subject: ADT March 15, 2016 Annual Meeting of Stockholders

Dear ADT Stockholder,

On February 16, 2016, The ADT Corporation (NYSE: ADT) announced that it agreed to be acquired by an affiliate of certain funds managed by Apollo Global Management, LLC, and that the Board of Directors of ADT unanimously approved the transaction. At the same meeting, the Board of Directors of ADT adopted resolutions to amend and restate the Company’s Amended and Restated By-Laws to add an exclusive forum provision with regard to, among other things, stockholder derivative claims and actions asserting a claim of breach of fiduciary duty by an ADT officer or director.

Following this announcement, Glass Lewis issued its Proxy Paper related to ADT’s annual general meeting scheduled for March 15, 2016. In its paper, Glass Lewis recommended voting in favor of all of the Board’s recommendations, except for a vote recommendation against the re-election of Bruce Gordon as Chair of ADT’s Nominating and Governance Committee because the Board adopted the exclusive forum provision to its By-Laws without shareholder approval.

We urge you not to follow Glass Lewis’s recommendation with regard to Mr. Gordon for the following reasons. Glass Lewis acknowledged in its paper “that the exclusive forum provision was adopted in connection with a plan of merger.” They further stated that “Given the increased likelihood of shareholder litigation in connection with a proposed merger, we believe a forum selection provision which is narrowly tailored to the merger and limited in duration may be appropriate to protect against frivolous lawsuits; however that is not the case here;” implying (but not stating) that if the provision was limited to the merger and had an automatic expiration period (and without a discussion of how such limitations may impact the enforceability of such a provision), they may have made a different vote recommendation.

However, as Glass Lewis acknowledged, the forum selection provision clearly was adopted because of the likelihood of litigation in connection with the proposed merger. Indeed, two such lawsuits have already been filed against ADT in Florida even before ADT has prepared its preliminary proxy statement for the special stockholder vote on the merger, and ADT received a Section 220 demand from another stockholder indicating that another lawsuit will be filed in Delaware. More are anticipated. Because ADT’s proxy statement for the annual general meeting in March was already printed and distributed in advance of the signing of the merger agreement, the adoption of the provision could not be added to the items for a stockholder vote at the March meeting, and it needed to be in place before the vote at the special stockholder meeting that will be scheduled to approve the merger agreement because of the likelihood (which has proven to be true) that lawsuits would be filed before that meeting takes place. Additionally, the provision is automatically limited in duration with respect to the current ADT stockholders because following the stockholders’ approval of the merger, each share of stock will be extinguished in favor of the right to receive $42.00 in cash upon closing of the merger, which ADT expects to happen by June.

In the unlikely event that the merger is not consummated and the ADT stockholders are not asked to vote on the adoption of the provision at ADT’s next annual general meeting, then it would be reasonable for Glass Lewis to consider those facts when formulating its vote recommendation at that time. It is not under the current circumstances. Accordingly, we urge you to vote in favor of the re-election of ADT’s Chairman, Bruce Gordon.

Best regards,

N. David Bleisch

Senior Vice President and Chief Legal Officer

The ADT Corporation

1501 Yamato Road

Boca, Raton Florida 33431

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements,” as that term is defined by the federal securities laws. The forward-looking statements include statements concerning regulatory approvals and the expected timing, completion and effects of the proposed merger, the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. All forward-looking statements are based upon our current expectations and various assumptions, and apply only as of the date of this communication. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed solicitation material in respect of the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed acquisition of the Company by Parent. In connection with its annual meeting, the Company filed with the SEC a definitive proxy statement on Schedule 14A on January 22, 2016 and in connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the definitive proxy statement in connection with the solicitation of proxies for the annual meeting, the proxy statement in connection with the proposed acquisition of the Company by Parent when it becomes available and any other documents to be filed with the SEC in connection with the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger or incorporated by reference in the proxy statements because they will contain important information about the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger.

Investors will be able to obtain free of charge the proxy statements and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statements and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN SOLICITATION

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed matters to be presented at the annual meeting of the Company’s stockholders and the proposed merger will be set forth in the proxy statements and the other relevant documents filed or, to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016.